UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
(Amendment No.1)
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 1, 2020
Federal Home Loan Bank of Des Moines
__________________________________________
(Exact name of registrant as specified in its charter)

Federally Chartered Corporation	000-51999	42-6000149
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

909 Locust St. Des Moines, Iowa		50309
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:	515-412-2100

Not Applicable
Former name or former address, if changed since last report
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[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
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[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if they registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Form 8-K/A is filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Federal Home Loan Bank of Des Moines (the “Bank”) under Items 5.02 and 7.01 on July 1, 2020 (the “Original Filing” and, together with this amendment, the “Form 8-K”) regarding several executive-level changes, including the appointment of William W. Osborn as the new Chief Business Officer effective August 3, 2020. This Amendment No. 1 is being filed to include disclosure of the appointment of Brett L.A. Manning as the interim Chief Business Officer.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 1, 2020, Brett L.A. Manning shall act as the interim Chief Business Officer (“Interim CBO”). Mr. Manning is expected to serve as the Interim CBO until Mr. Osborn’s appointment becomes effective on August 3, 2020. Mr. Manning, age 44, is currently the Senior Vice President and Director, Funding Product Group for the Bank. Mr. Manning served as Vice President and Director, Institutional Sales for the Federal Home Loan Bank of Seattle (“FHLB Seattle”) prior to the merger between the Bank and FHLB Seattle in June 2015. In his interim role, Mr. Manning will oversee the Bank’s business activities and departments involving member relations, funding and mortgage products, marketing communications, and the Bank’s Affordable Housing Program.

There are no family relationships between Mr. Manning and any of the directors and executive officers of the Bank, and he was not selected to serve as Interim CBO pursuant to any arrangement or understanding with any person. Mr. Manning has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Federal Home Loan Bank of Des Moines

July 8, 2020	By:	/s/ Aaron B. Lee

Name: Aaron B. Lee
Title: Senior Vice President, General Counsel and Corporate Secretary